                                                                     EXHIBIT 10W
                                                                     -----------

                              CROWN ANDERSEN INC.
                              ------------------
                       1998 INCENTIVE STOCK OPTION PLAN
                       --------------------------------

                                       1.

                                    PURPOSE
                                    -------

     This incentive Stock Option Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key executive employees of CROWN ANDERSEN INC. (the "Company") so they may acquire or increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company. It is further intended that this Plan qualify as an "Incentive Stock Option Plan" and that the options which may be granted hereunder qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1954, as amended (the "Code"). Options to purchase stock of the Company which may be granted to employees of the Company pursuant to this Plan hereinafter are referred to as "Incentive Stock Options."

                                      2.

                            EFFECTIVE DATE OF PLAN
                            ----------------------

     This Plan shall take effect on the date upon approval by the shareholders of the Company.
                                      3.

                                ADMINISTRATION
                                --------------

     This Plan shall be administered by a committee (the "Committee") which shall consist initially of those persons so designated by the Board of Directors of the Company (the "Board"). The Committee shall consist at all times of not less than three members who may, but need not, also be members of the Board.
The Board from time to time may remove members from, or add members to, the Committee. Vacancies on the Committee shall select one of its members as Chairman and shall hold meetings at such times and places as the Chairman shall determine. Minutes of all meetings shall be made and observed. A majority of the members of the Committee shall control its actions at any meeting. The interpretation and construction by the Committee of any provision of this Plan or any Incentive Stock Option granted pursuant to the terms hereof shall be final unless otherwise determined by the Board. Notwithstanding anything herein to the contrary, no action taken by the Board or the Committee pursuant to the terms of this Plan shall be valid unless, at the time of exercise of discretion with regard to the Plan and at all times within one year prior thereto, a
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majority of the Board and a majority of the Board acting with respect to any matter concerning such Incentive Stock Option or all of the members of the Committee, as applicable, are ineligible for selection as a person to whom stock options may be granted pursuant to this Plan or to whom shares may be allocated or stock options, stock warrants or stock appreciation rights may be granted pursuant to any other plan of the Company or any of its affiliates (i.e., "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Incentive Stock Option granted pursuant to the terms hereof.

                                      4.

                                  ELIGIBILITY
                                  -----------

     The persons who shall be eligible to receive Incentive Stock Options hereunder shall be such key executive employees (including officers, whether or not they are directors) of the Company as the Board may select from time to time. Such person or persons to whom Incentive Stock Options are granted hereunder shall not exceed fifteen in number and are hereinafter individually referred to as "Optionee" and collectively as "Optionees." An Optionee may hold more than one Incentive Stock Option, but only on the terms and subject to the restrictions hereinafter set forth.

                                      5.

                                     STOCK
                                     -----

     (a) Authorized Shares.  The stock subject to the Incentive Stock Options
         -----------------
which may be granted pursuant to this Plan shall be the $0.10 par value common stock of the Company and, at the election of the Committee, may be either treasury stock or stock originally issued for purposes of this Plan. The maximum aggregate number of shares of stock which may be made available and sold pursuant to this Plan during the term of this Plan shall be 100,000 shares of the common stock of the Company, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 8 hereof. In the event that any outstanding Incentive Stock Option for any reason expires, the shares of stock allocable to the unexercised portion of such Incentive Stock Option may again be subjected to another Incentive Stock Option granted pursuant to this Plan.

     (b) Rights of Optionee.  An Optionee shall have no rights as a shareholder
         ------------------
with respect to any shares subject to an Incentive Stock Option granted pursuant

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to this Plan until the date of the issuance of a stock certificate to him for such shares as a result of such Optionee's exercise of such Incentive Stock Option. Subject to the provisions set forth in Paragraph 8 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued to the Optionee.

                                      6.

                              GRANTING OF OPTIONS
                              -------------------

     (a) Designation of Optionees and Execution of Option Agreements.  Incentive
         -----------------------------------------------------------
Stock Options may be granted hereunder from time to time and at such times as may be authorized by the Board. In its authorization of the granting of an Incentive Stock Option hereunder, the Board shall designate the name of the Optionee and the number of shares of stock subject to such Incentive Stock Option. The Committee then shall prepare a written agreement, executed and dated by the Company, evidencing such Incentive Stock Option (the "Option Agreement") and setting forth the terms and conditions of the Incentive Stock Option in accordance with Paragraph 7 below, and shall present the Option Agreement to the Optionee. Upon execution of the Option Agreement by the Optionee, such Incentive Stock Option shall be deemed to have been granted with the date of its granting being the date of execution of the Option Agreement by the Company. The failure of the Optionee to execute the Option Agreement within seven days of the date of receipt of same shall render the Option Agreement and the Incentive Stock Option null and void.

     (b) Limitations on Grant of Options.  Notwithstanding any provisions to the
         -------------------------------
contrary contained herein, no Incentive Stock Option shall be granted hereunder:

          (i) If the granting thereof would cause the maximum aggregate number of shares of stock of the Company made available during the term of this Plan to exceed the maximum number of shares allowed by Paragraph 5(a) hereof; or

          (ii) After 5:00 p.m., Atlanta, Georgia time, on the date ten years subsequent to the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the holders of a majority of the outstanding shares of common stock of the Company; or

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          (iii)   If, with respect to any Optionee, the aggregate fair market value of the stock (determined in accordance with Paragraph 7 hereof as of the date of grant of an Incentive Stock Option) for which such Optionee may be granted Incentive Stock Options in any calendar year (pursuant to all Incentive Stock Option Plans of the Company and its parent and subsidiary corporations, if any) would exceed an amount equal to $100,000.

                                      7.

                   TERMS AND CONDITIONS OF OPTION AGREEMENTS
                   -----------------------------------------

     Each Option Agreement shall contain terms and conditions as determined in this Paragraph 7 and also shall incorporate by reference all of the other terms and conditions set forth in this Plan.

     (a) Optionee and Number of Shares.  Each Option Agreement shall state the
         -----------------------------
name of the Optionee and the number of shares of stock of the Company which are subject to the Incentive Stock Option evidenced by the Option Agreement. The Optionee and the number of shares subject to the Incentive Stock Option shall be determined in accordance with Paragraph 6 above.

     (b) Option Price.  Each Option Agreement shall set forth the amount which
         ------------
the Optionee must pay to the Company for each share of stock subject to the Incentive Stock Option (hereinafter referred to as the "Option Price"). The Option Price for each Incentive Stock Option shall be determined as follows:

          (i) For each Optionee who owns 10% or less of the total combined voting power of all classes of outstanding stock of the Company at the time the Incentive Stock Option is granted, the Option Price shall be an amount equal to the fair market value of the stock subject to the Incentive Stock Option at the time the Incentive Stock Option is granted, with such fair market value to be determined as set forth below; or

          (ii) For each Optionee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company at the time the Incentive Stock Option is granted, the Option Price shall be an amount equal to 110% of the fair market value of the stock subject to the Incentive Stock

                                      -4-
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                  Option at the time the Incentive Stock Option is granted, with the fair market value of the stock to be determined as set forth below.

The fair market value per share of common stock of the Company for purposes of this Plan shall be the closing price of the stock by NASDAQ the date the Incentive Stock Option is granted. If, for any reason, the fair market value per share of common stock of the Company cannot be ascertained or is unavailable for the date on which the Incentive Stock Option is granted, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof.

     (c)  Exercise and Term of Incentive Stock Options. Each Option Agreement
          --------------------------------------------
shall provide that the Incentive Stock Option may be exercised only by delivery by the Optionee to the Committee of written notice of exercise executed by the Optionee on the exercise form attached as Exhibit A to the Option Agreement, which exercise form shall identify the Incentive Stock Option for which the exercise is being made, together with the number of shares with respect to which the Optionee is exercising the Incentive Stock Option. The exercise of an Incentive Stock Option may be for less than the full number of shares of stock subject to such Incentive Stock Option, but such exercise shall not be made for less than 25% of the number of shares of stock initially subject to such Incentive Stock Option. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Incentive Stock Option may be exercised at a later date by the Optionee. The 25% requirement set forth above shall not apply to any exercise of an incentive Stock Option whereby all remaining shares of stock subject to such Incentive Stock Option are exercised. Notwithstanding any provisions to the contrary herein set forth, no Incentive Stock Option shall be exercisable either in whole or in part:

     (i) After the expiration of five years from the date upon which such Incentive Stock Option was granted;

     (ii) While there is outstanding all or any unexercised portion of an Incentive Stock Option which was granted to the same Optionee on a date prior to the granting of the Incentive Stock Option to which this Paragraph 7(c)(ii) applies. For purposes hereof, any unexercised portion of an Incentive Stock Option shall be treated as outstanding until such Incentive Stock Option is exercised in full or becomes unexercisable by reason of lapse of time pursuant to Paragraph 7(c)(i) above, and a disclaimer of any outstanding

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            Incentive Stock Option, in whole or in part, or a mutual termination of such Incentive Stock Option by the Optionee and the Company shall not operate to cause such Incentive Stock Option to cease to be outstanding for the purposes of this Paragraph 7(c)(ii);

     (iii) By any Optionee who was not, at all times during the period beginning on the date of the grant of the Incentive Stock Option and ending on the day three months before the proposed date of exercise of the Incentive Stock Option, an employee of the Company, except if such discontinuance of employment was caused by the death of the Optionee (provided that in the case of an Optionee whose discontinuance of employment was caused as a result of the disability of the Optionee, as defined in Section 105(d)(4) of the Code, rather than the three-month period set forth herein, such period shall be one year). Whether authorized leave of absence or absence for military or governmental service shall constitute a discontinuance of employment for purposes hereof shall be determined by the Committee, which determination, unless overruled by the Board, shall be final and conclusive; or

     (iv) After the date upon which the shareholders of the company have voted to liquidate or dissolve the Company.

     (d)  Incentive Stock Options Non-Transferable.  During the lifetime of an
          ----------------------------------------
Optionee, any Incentive Stock Option granted to such Optionee shall be exercisable only by him and shall not be assignable or transferable by him, and, subject to Paragraph 7(e) below, no other person shall acquire any rights therein.

     (e)  Death of Optionee and Transfer of Incentive Stock Option.  In the
          --------------------------------------------------------
event of the death of an Optionee while in the employ of the Company or within a period of three months after the termination of his employment with the Company, any unexercised Incentive Stock Option owned by such deceased Optionee may be exercised at any time within one year of the death of such Optionee, subject to the restrictions on exercisability set forth in Paragraphs 7(c)(k), 7(c)(ii) and 7(c)(iv) above, by the executors or administrators of the estate of the Optionee or by any person or persons who shall have acquired the Incentive Stock Option directly from the Optionee by bequest or inheritance. Such exercise shall be effected in accordance with the terms set forth in this Paragraph 7 as if such executor, administrator or legatee was the named Optionee. No Incentive Stock

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Option shall be transferable by any Optionee otherwise than by will or the laws of descent and distribution.

     (f)  Medium and Time of Payment.  The Option Price shall be payable by the
          --------------------------
Optionee (or his successors in accordance with Paragraph 7(e) above) upon the exercise of the Incentive Stock Option and shall be paid in cash or, at the election of the Optionee (or his successors pursuant to Paragraph 7(e) above), with common stock of the Company having a fair market value as of the date of the exercise of the Incentive Stock Option equal to the Option Price, with such fair market value to be determined in accordance with the provisions of Paragraph 7(b) hereof.

     (g)  Agreement of Optionee.  Each Optionee shall agree to hold all of the
          ---------------------
shares of stock acquired by him pursuant to his exercise of any Incentive Stock Option for investment purposes and not with a view to resale or distribution thereof to the public. Each Optionee shall agree that he shall make no disposition of any shares of stock acquired by him pursuant to an exercise of any Incentive Stock Option within two years from the date of the grant of such Incentive Stock Option nor within one year after the transfer of such shares to him resulting from the exercise of an Incentive Stock Option.

     (h)  Delivery of Stock Certificates.  As promptly as practicable after the
          ------------------------------
date of exercise of an Incentive Stock Option and the receipt by the Company of full payment therefor, the Company shall deliver to each Optionee a stock certificate representing the stock of the Company purchased by the Optionee pursuant to his exercise of the Incentive Stock Option.

                                      8.

                           CHANGES IN CAPITALIZATION
                           -------------------------

     (a)  Action by Company.  Subject to any required action by the shareholders
          -----------------
of the Company, the number of shares subject to each outstanding Incentive Stock Option and the number of shares available under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of outstanding shares effected without receipt of consideration by the Company. If any adjustment hereunder would create a fractional share or the right to acquire a fractional share, such fractional share shall be disregarded, and the number of shares available under the Plan or

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the number of shares subject to any outstanding Incentive Stock Option shall be the next lower number of shares, rounding all fractions downward.

     (b)  Reorganization.  Subject to any required action by the shareholders of
          --------------
the Company, in the event the Company is a party to a merger, consolidation, recapitalization or other reorganization ("Reorganization"), a corresponding adjustment shall be made in the amount and class of securities available under the Plan and a corresponding adjustment shall be made with respect to each outstanding Incentive Stock Option such that the amount and class of securities subject to each Incentive Stock Option outstanding at the time of the Reorganization shall be adjusted so as to correspond with the amount and class of securities to which a holder of the same number of shares of the common stock of the Company would be entitled to receive upon the Reorganization. As an example, if, at the time of the Reorganization, a holder of ten shares of the common stock of the Company would be entitled to receive five shares of common stock and five shares of preferred stock upon the Reorganization, then the amount and class of securities subject to each Incentive Stock Option outstanding at the time of the Reorganization would be five shares of the common stock and five shares of preferred stock. The Option Price for each of the securities subject to each Incentive Stock Option outstanding at the time of a Reorganization shall be determined by allocating, for each such Incentive Stock Option, the aggregate Option Price, as determined pursuant to Paragraph 7(b) hereof, of all shares of common stock subject to such Incentive Stock Option after the Reorganization, such allocation to be executed in a reasonable and equitable manner as determined by the Committee. The Option Price for the securities subject to each Incentive Stock Option granted subsequent to a Reorganization shall be determined in accordance with the method set forth in Paragraph 7(b) hereof, and if the Option Price cannot be determined in accordance with the method set forth in Paragraph 7(b) hereof, the Board shall devise a formula for the good faith determination of the Option Price such that the Incentive Stock Option shall continue to constitute an "Incentive Stock Option" as defined by Section 422 of the Code. Nothing set forth herein shall prevent an Optionee from exercising (subject to the restrictions on exercise set forth in Paragraph 79c) hereof) any Incentive Stock Option in whole or in part at any time prior to the effectuation of a Reorganization to which the Company is a party.

     (c)  Par Value.  In the event of a change in the capital stock of the
          ---------
Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the common stock of the Company within the meaning of this Plan.

     (d)  Adjustment by Committee.  To the extent that the foregoing adjustments
          -----------------------
relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that regard shall be final, biding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Stock Option to fail to continue to qualify as an "Incentive Stock Option" issued pursuant to an "Incentive Stock Option Plan" within the meaning of Section 422 of the Code.

     (e)  Optionee Rights.  Except as hereinabove expressly provided, no
          ---------------
Optionee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase, decrease or change in the number of shares of stock of the Company of any class by reason of any merger, consolidation, recapitalization or spinoff of assets or stock of another corporation. Except as hereinabove expressly provided, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of common stock subject to an Incentive Stock Option.
The grant of an Incentive Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustment, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                      9.

                        SECURITIES REGISTRATION; LEGEND
                        -------------------------------

     In the event that the Company shall deem it necessary to register, under the Securities Act of 1933 or other applicable statutes, any shares with respect to which an Incentive Stock Option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or any state securities statute, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In the event the shares of stock of the Company shall be listed on any national stock exchange at the time of the exercise of an Incentive Stock Option pursuant to this Plan, then whenever required, the Company shall register the shares with respect to which such Incentive Stock Option is exercised under the Securities Exchange Act of 1934 and 7under any applicable state securities statute and shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company. In any event, any shares with respect to which an Incentive Stock Option is exercised shall contain a legend on the share certificate reflecting all restrictions on transferabililty which may be required pursuant to federal and state securities laws.

                                      10.

                     AMENDMENT, TERMINATION OR SUSPENSION
                     ------------------------------------

     In the event the Board shall determine that this Plan does not qualify as an "Incentive Stock Option Plan" pursuant to Section 422 of the Code or that this Plan is not in the best interest of the Company or its shareholders for any reason, the Board shall have the power to add to, amend or repeal any of the provisions of this Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate this Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, repeal, suspension or termination. Notwithstanding the above provisions, no such addition, amendment, repeal, suspension or termination shall affect, in any way, the rights of the Optionees of outstanding Incentive Stock Options without the consent of the Optionee nor may any change in the Plan be made without the prior approval of the holders of a majority of the outstanding common stock of the Company if such change would cause the Plan to fail to qualify as an "Incentive Stock Option Plan" pursuant to Section 422 of the Code.

                                      11.

                                    NOTICES
                                    -------

     All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

                                      12.

                                 TERM OF PLAN
                                 ------------

     Subject to Paragraph 10 hereof, this Plan shall terminate and the last date upon which an Incentive Stock Option may be granted shall be the date ten years subsequent to the earlier of the date of adoption of this Plan by the Board or the date this Plan is approved by the holders of a majority of the outstanding common stock of the Company.

                                      13.

                         INDEMNIFICATION OF COMMITTEE
                         ----------------------------

     In addition to such other rights of indemnification as they may have as directors or officers of the Company or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act pursuant to or in connection with this Plan or any Incentive Stock Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding; provided, however, that no Committee member shall be indemnified by the Company hereunder in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties.

                                                  Incentive Stock Option No. ___


                              CROWN ANDERSEN INC.
                              -------------------

                             OPTION AGREEMENT FOR
                             --------------------
                       1998 INCENTIVE STOCK OPTION PLAN
                       --------------------------------


     This Option Agreement is entered into by and between CROWN ANDERSEN INC. (the "Company") and _________________ (the "Optionee") in accordance with the terms and conditions of the 1998 Incentive Stock Option Plan adopted by the Company (the "ISO Plant"), a copy of which is on file at the principal office of the Company.

                             W I T N E S S E T H :

     WHEREAS, as an incentive and to encourage stock ownership in the Company, the Company and the Optionee desire to set forth the terms and conditions of this Option Agreement pursuant to the ISO Plan;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                      1.

                               OPTION OF SHARES
                               ----------------

     The Optionee shall have the right from the date hereof through the term hereof to purchase _____ shares of the $.10 par value common stock of the Company (such _____ shares hereinafter referred to as the "Optioned Shares" and this option hereinafter referred to as the "ISO"), with the terms of exercise of such ISO and the other terms and conditions relative to such ISO being set forth below.

                                      2.

                                 OPTION PRICE
                                 ------------

     The price per share for each of the Optioned Shares to be paid by the Optionee shall be $______ (hereinafter referred to as the "Option Price"), such Option Price having been determined in accordance with the ISO Plan.

                                      3.

                          EXERCISE AND TERM OF OPTION
                          ---------------------------

     This ISO may be exercised only be delivery by the Optionee to the Company or the Company's delegate of written notice of exercise executed by the Optionee on the exercise form set forth as Exhibit A attached hereto and made a part hereof, which exercise form shall identify this ISO, together with the number of shares with respect to which the Optionee is exercising the ISO. The Optionee may exercise this ISO for less than the full number of the optioned Shares, but such exercise shall not be made for less than 25% of the number of Optioned Shares. Subject to the other restrictions on exercisability set forth herein and in the ISO Plan, the unexercised portion of the Optioned Shares may be exercised at a later date by the Optionee, and the 25% requirement set forth above shall not apply to any exercise of this ISO whereby all of the remaining optioned Shares are exercised. Notwithstanding any provisions to the contrary herein set forth, this ISO shall not be exercisable either in whole or in part:

     (i) after the expiration of five years from the date of the grant of this ISO, such grant date being the date of this Agreement;

     (ii) while there is outstanding all or any unexercised portion of an option granted in accordance with the ISO Plan to the Optionee on a date prior to the grant date hereof. For the purposes hereof, any unexercised portion of a prior option granted pursuant to the ISO Plan shall be treated as outstanding until such option is exercised in full or becomes unexercisable by reason of lapse of time only, and a disclaimer of any outstanding option granted in accordance with thee ISO Plan, in whole or in part, or a mutual termination of such option by the Optionee and the Company shall not operate to cause such option to cease to be outstanding for the purposes of this Paragraph 3(ii);

     (iii) if the Optionee was not, at all times during the period beginning on the grant date hereof and ending on the date three months before the proposed date of exercise of this ISO, an employee of the Company, except if such discontinuance of employment was caused by the death of the Optionee (provided that in case of discontinuance of employment caused as a result of the disability of the Optionee as defined in the ISO Plan, rather than the three-month period set forth herein, such period shall be one year); whether authorized leave of absence or absence for military or governmental service shall constitute a discontinuance of employment for purposes hereof shall be determined by the Company; or

     (iv) after the date upon which the shareholders of the Company have voted to liquidate or dissolve the Company.

                                      4.

                            OPTION NON-TRANSFERABLE
                            -----------------------

     During the lifetime of the Optionee, this ISO shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee and, subject to Paragraph 5 below, no other person shall acquire any rights in this ISO.

                                      5.

                   DEATH OF OPTIONEE AND TRANSFER OF OPTION
                   ----------------------------------------

     In the event of the death of the Optionee while in the employ of the Company or within a period of three months after the termination of his employment with the Company, all or any unexercised portion of this ISO owned by the deceased Optionee may be exercised at any time within one year of the death of the Optionee, subject to the restrictions on exercisability set forth in Paragraphs 3(i), 3(ii) and 3(iv) above, by the executors or administrators of the estate of the Optionee or by any person or persons who shall have acquired the ISO directly from the Optionee by bequest or inheritance. Such exercise shall be effected in accordance with the terms set forth in Paragraph 3 as if such executor, administrator or legatee was the Optionee herein. This ISO shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

                                      6.

                          MEDIUM AND TIME OF PAYMENT
                          --------------------------

     The Option Price shall be payable by the Optionee (or his successors in accordance with Paragraph 5 above) upon exercise of the ISO and shall be paid in cash or, at the election of the Optionee (or his successors pursuant to Paragraph 5 above), with common stock of the Company having a fair market value as of the date of the exercise of the ISO equal to the Option Price, such fair market value to be determined in accordance with the provisions of the ISO Plan.

                                      7.

                             AGREEMENT OF OPTIONEE
                             ---------------------

     The Optionee hereby agrees to hold all of the Optioned Shares acquired by him pursuant to his exercise of this ISO for investment purposes and not with a view to resale or distribution thereof to the public. Optionee hereby agrees that he shall make no disposition of any of the Optioned Shares acquired by him pursuant to the exercise of this ISO within two years from the date of grant of this ISO or within one year after the transfer of such Optioned Shares to him resulting from the exercise of this ISO.

                                      8.

                        DELIVERY OF STOCK CERTIFICATES
                        ------------------------------

     As promptly as practicable after the date of exercise of this ISO and the receipt by the Company of full payment therefor, the Company shall deliver to the Optionee a stock certificate representing the stock of the Company purchased by the Optionee pursuant to his exercise of this ISO.

                                      9.

                          OTHER TERMS AND CONDITIONS
                          --------------------------

     In addition to the terms and conditions set forth herein, this ISO is subject to and governed by the other terms and conditions set forth in the ISO Plan, and such other terms and conditions hereby are incorporated by reference thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement this ____ day of __________________, ______.


                                 COMPANY:

                                 CROWN ANDERSEN INC.


                                 BY:____________________________


(CORPORATE SEAL)                 ATTEST:________________________


                                 OPTIONEE:

                                 _______________________________

                                 EXHIBIT A
                                 ---------

     The undersigned Optionee hereby exercises his option to purchase with respect to ___ shares subject to the Option Agreement between Crown Andersen Inc. and the undersigned Optionee dated _________________, _______, being Incentive Stock Option No._______, and the undersigned Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised shares.

     This ____ day of _________________, _____.



                                 OPTIONEE:

                                 _______________________________


     Crown Andersen Inc. hereby acknowledges receipt of the above notice of exercise and payment of the Option Price this ____ day of ________________,
______.


                                 CROWN ANDERSEN INC.


                                 BY:____________________________


(CORPORATE SEAL)                 ATTEST:________________________